SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c)
                   of the Securities Exchange Act of 1934
                            (Amendment No. -----)


Check the appropriate box:

X/   Preliminary Information Statement
 /   Confidential, for Use of the Commission Only (as permitted by Rule 14c
     5(d)(2)
 /   Definitive Information Statement

                         ZEVEX INTERNATIONAL, INC.
             (Name of Registrant As Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

     X    No fee required.
     /    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction.

     -------------------------------------------------------------------------

     5)   Total fee paid:

     ---------------------------------------------------------------------------

 /   Fee paid previously with preliminary materials.

 /   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     ---------------------------------------------------------------------------


     2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3)  Filing Party:

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     4)  Date Filed:

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                              INFORMATION STATEMENT

                                October 29, 1997

                               To Shareholders of
                             ZEVEX International, Inc.

     This Information Statement (the "Information Statement") is being delivered by ZEVEX International, Inc., a Nevada corporation (the "Company") and relates to: (i) the pending merger (the "Merger") by the Company into its wholly owned subsidiary, ZEVEX International, Inc., a Delaware corporation ("ZEVEX Delaware"), in order to change the Company's State of incorporation from Utah to Delaware, and (ii) an amendment to the 1993 Stock Option Plan of the Company (the "Stock Option Plan").

On October 28, 1997, by unanimous written consent, the Board of Directors of the Company and the Board of Directors of ZEVEX approved the terms of the Merger as described in an Agreement and Plan of Merger ("Plan of Merger"). The Plan of Merger has also been approved by shareholders of the Company holding at least a majority of voting shares of stock in the Company. Shareholder approval was obtained by written consent in lieu of a shareholders meeting, dated October 28, 1997. The Merger should be effective on or about November 18, 1997. Upon consummation of the Merger the Company shareholders will receive shares of Common Stock in ZEVEX Delaware equivalent to their shares in the Company.

     In addition, the Compensation Committee of the Board of Directors of the Company has amended the Stock Option Plan to increase from 240,000 to 600,000 the number of shares of Common Stock reserved for issuance thereunder. The amendment to the Stock Option Plan has also been approved by shareholders of the Company holding at least a majority of voting shares of stock in the Company. Shareholder approval was obtained by written consent in lieu of a shareholders meeting, dated October 28, 1997, which amendment should be effective on or about November 18, 1997.

     This Information Statement is being mailed on or about October 29, 1997. This Information Statement is being furnished to shareholders solely to provide them with certain information concerning the Merger and the Stock Option Plan in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder including particularly Regulation 14C. The costs of this Information Statement are being borne by the Company.

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                    MERGER OF THE COMPANY INTO ZEVEX DELAWARE

     The Board of Directors believes that it is in the best interests of Zevex

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International, Inc., a Nevada corporation (the "Company") and its shareholders that the Company be reincorporated from the State of Nevada to Delaware. The reincorporation will be accomplished by merging the Company into its wholly owned subsidiary, ZEVEX International, Inc., a Delaware corporation ("ZEVEX Delaware"). The terms and conditions of the Merger are set forth in a Plan of Merger (the "Plan of Merger") entered into between the Company and ZEVEX Delaware.

ZEVEX Delaware

     ZEVEX Delaware is a wholly owned subsidiary of the Company. It currently has no operations. ZEVEX Delaware was incorporated for the sole purpose of reincorporating the Company in the State of Delaware without any interruption in the operations of the Company. Following the Merger, ZEVEX Delaware will conduct the same business as is currently conducted by the Company.

EFFECT OF THE MERGER

     The Plan of Merger provides, in part, that each share of Common Stock, par value $0.0001, of the Company will be exchanged for one share of Common Stock, par value $0.0001, of ZEVEX Delaware. As a result of the Merger, ZEVEX Delaware will succeed to all of the assets and liabilities of the Company.

     The Company will make appropriate application for listing of the shares of Common Stock of ZEVEX Delaware on the American Stock Exchange.

     The shares of Common Stock of ZEVEX Delaware are voting shares, with each share being entitled to a single vote. Dividends are payable on the Common Stock at the discretion of the Board of Directors of ZEVEX Delaware. ZEVEX Delaware does not currently contemplate paying dividends on the Common Stock in the foreseeable future.

     The Merger will become effective (the "Effective Time") upon the filing of: (i) the Certificate of Merger with the State of Delaware, and (ii) Articles of Merger with the State of Nevada.

ISSUANCE AND EXCHANGE OF CERTIFICATES

     Promptly after the Effective Time, ZEVEX Delaware (or its agent) will issue share certificates to the shareholders of the Company reflecting their holdings in ZEVEX Delaware. As indicated above, each shareholder of the Company will receive one share of Common Stock in ZEVEX Delaware for each share owned in the Company.

TERMINATION

     The Plan of Merger is subject to termination at the option of either the Company or ZEVEX Delaware prior to the Effective Time.


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APPROVALS

     A Certificate of Merger must be filed with the State of Delaware, and Articles of Merger must be filed with the State of Nevada. Except for these filings, no federal or state regulatory requirements must be complied with or approvals obtained in connection with the Merger.

SHARE PRICE

     The high and low sales price for shares of Common Stock of the Company on the date preceding the Shareholders Consent was ---- (high) and ---- (low).

ADDRESSES OF THE COMPANY AND ZEVEX DELAWARE

     The mailing address for the Company is as follows:

               ZEVEX International, Inc.
               4314 ZEVEX Park Lane
               Murray, UT  84123
               (801) 264-1001

     The mailing address for ZEVEX Delaware is as follows:

               ZEVEX International, Inc.
               4314 ZEVEX Park Lane
               Murray, UT  84123
               (801) 264-1001

                COMPARISON OF RIGHTS UNDER NEVADA AND DELAWARE LAW

     If the Merger is consummated, shareholders of the Company, a Nevada corporation, will become shareholders of ZEVEX Delaware, a Delaware corporation, and the rights of such shareholders will be governed by applicable Delaware law, including the Delaware General Corporation Law (the "Delaware Law"), the ZEVEX Delaware Certificate of Incorporation (the "ZEVEX Delaware Certificate"), a copy of which is attached hereto as Exhibit A and incorporated herein by this reference, and the Bylaws of ZEVEX Delaware, a copy of which is attached hereto as Exhibit B and incorporated herein by this reference (the "ZEVEX Delaware Bylaws"). The following discussion summarizes certain important differences between the rights of shareholders of the Company under the Nevada general corporation law (the "Nevada Law"), the Company Articles of Incorporation, as amended (the "Company Articles") and the Bylaws of the Company (the "Company Bylaws"), and the rights of shareholders of ZEVEX Delaware under Delaware Law, the ZEVEX Delaware Certificate, and the ZEVEX Delaware Bylaws.

AUTHORIZED CAPITAL STOCK

     Under the Company Articles, the Company currently has authority to issue

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5,000,000 shares of capital stock, par value $0.04 per share.

     Under the ZEVEX Delaware Certificate, ZEVEX Delaware currently has authority to issue 10,000,000 shares of Common Stock, par value $0.0001 per share, and 2,000,000 shares of preferred stock, par value $0.0001 per share, which preferences and characteristics are to be determined by the Board of Directors of ZEVEX Delaware.

SHAREHOLDER ACTION BY WRITTEN CONSENT

     Under Delaware Law, unless otherwise provided in a corporation's certificate of incorporation, any action required to be taken at an annual or special meeting of the shareholders may be taken in the absence of a meeting, without prior notice and without a vote. Such action may be taken by the written consent of shareholders in lieu of a meeting setting forth the action so taken and signed by the holders of outstanding stock representing the number of shares necessary to take such action at a meeting at which all shares entitled to vote were present and voted. Prompt notice of the taking of a corporate action without a meeting by less than unanimous written consent must be given to those shareholders who have not consented in writing. ZEVEX Delaware has not prohibited the taking of shareholder actions by written consent in the ZEVEX Delaware Certificate.

     Under Nevada Law, unless otherwise provided in a corporation's articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a written consent thereto is signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The Company Bylaws do not contain a prohibition on the taking of shareholder actions by written consent.

SPECIAL MEETINGS OF SHAREHOLDERS

     Under Delaware Law, special meetings of shareholders may be called by the Board of Directors or by such other person or persons as may be authorized to do so by the corporation's certificate of incorporation or bylaws. The ZEVEX Delaware Bylaws provide that a special meeting of the shareholders may be called by the President, or by the Board of Directors. The shareholders do not have the right to call a special meeting of the shareholders of ZEVEX Delaware.

     Under Nevada Law, special meetings may be held in the manner provided by the bylaws of the corporation. The Company Bylaws provide that special meetings of the shareholders may be called by the President, three (3) directors, or the holders of a majority of the capital stock of the Company.




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NOTICE OF PROPOSALS AND SHAREHOLDER DIRECTOR NOMINEES

     The ZEVEX Delaware Bylaws contain a provision requiring that shareholders desiring to include a proposal on the agenda for a shareholder meeting must submit the proposal to the Company between 30 and 60 days prior to the meeting. Similarly, shareholder director nominations must be submitted to ZEVEX Delaware between 30 and 60 days prior to the shareholder meeting at which elections will be held. The Company Bylaws do not contain comparable provisions.

BOARD OF DIRECTORS

     Size of Board of Directors.
     --------------------------
Under the ZEVEX Delaware Bylaws, the ZEVEX Delaware Board of Directors is composed of a number of directors as determined from time to time by the Board of Directors. The initial Board of Directors is comprised of 5 members.
Under the Company Bylaws, the Company Board of Directors consists of at least two (2) and no more than nine (9) persons. The current number of Company Directors is five (5).

     Classified Board of Directors.
     -----------------------------
Delaware Law permits a Delaware corporation to classify its Board of Directors into as many as three classes. ZEVEX Delaware has elected to classify its Board of Directors into three classes. After the classified Board of Directors is implemented (at the first annual meeting of shareholders), one class (consisting of approximately 1/3 of the entire membership of the Board) will be elected at each annual meeting of the shareholders to serve for a term of three years or until their successors are elected and take office. Nevada law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. The Company does not have a classified Board of Directors.

     Vacancies.
     ---------
Under Delaware Law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the Board of Directors, vacancies on the Board of Directors will be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Nevada Law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provides otherwise. The Bylaws of the Company and of ZEVEX Delaware address the issue of director vacancies in the same manner. Therefore, the change from Nevada law to Delaware law will not alter shareholders' rights with respect to filling vacancies.


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RESTRICTIONS ON BUSINESS COMBINATIONS/CORPORATE CONTROL

     Both Delaware Law and Nevada Law contain provisions restricting the ability of a corporation to engage in business combinations with an interested shareholder. Under Delaware Law, except under certain circumstances, a corporation is not permitted to engage in a business combination with any "interested stockholder". Similarly, Nevada Law does not permit business combinations with interested shareholders for a period of three years following the time such shareholder became an interested shareholder without board approval. Nevada Law defines an interested shareholder, generally, as a person who owns 10% or more, rather than 15% or more as under Delaware Law, of the outstanding shares of the corporation's voting stock.

     In addition, Nevada Law generally disallows the exercise of voting rights with respect to "control shares" of an "issuing corporation" held by an "acquiring person", unless such voting rights are conferred by a majority vote of the disinterested shareholders. "Acquiring person" means (subject to certain exceptions) any person who individually or in association with others, acquires or offers to acquire, directly or indirectly, a controlling interest in the issuing corporation. "Control shares" are the voting shares of an issuing corporation acquired in connection with the acquisition of a "controlling interest". "Controlling interest" is defined in terms of threshold levels of voting share ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and voting rights must be conferred by a majority of the disinterested shareholders as each threshold is reached and/or exceeded. The Delaware Law does not contain a similar control shares statute.

SHAREHOLDER VOTE FOR MERGERS AND OTHER CORPORATE REORGANIZATIONS

     In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the Board of Directors with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Neither Nevada Law nor Delaware law requires shareholder approval by the shareholders of a surviving corporation in a merger or consolidation so long as the surviving corporation issues no more than 20% of its voting stock in the transaction.

APPRAISAL RIGHTS; DISSENTERS RIGHTS

     Both Delaware Law and Nevada Law provide that shareholders have the right, in some circumstances, to dissent from certain corporate reorganizations and to instead demand payment of the fair cash value of their shares. Under Delaware law, unless a corporation's certificate of


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incorporation provides otherwise, dissenters do not have rights of appraisal with respect to: (i) a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange, designated as a National Market System Security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or held of record by at least 2,000 shareholders, or (ii) shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger.

     Nevada Law also limits dissenters rights when the shares of the corporation are listed on a national securities exchange or are held by at least 2,000 shareholders unless the shareholders are required to accept in exchange for their shares anything other than cash or: (i) shares in the surviving corporation, (ii) shares in another entity that is publicly listed or held by more than 2,000 shareholders, or (iii) any combination of cash or shares in an entity described in (i) or (ii).

AMENDMENT OF CERTIFICATE OF INCORPORATION AND BYLAWS

     Delaware Law and Nevada Law permit a corporation to amend its certificate or articles of incorporation in any respect provided the amendment contains only provisions that would be lawful in an original certificate or articles of incorporation filed at the time of amendment. To amend a certificate or articles of incorporation, the Board of Directors must adopt a resolution presenting the proposed amendment. In addition, a majority of the shares entitled to vote, as well as a majority of shares by class of each class entitled to vote, must approve the amendment to make it effective. The ZEVEX Delaware Certificate provides that certain portions of the Certificate may only be amended by a vote of at least 66 2/3% of the shareholders.

     When the substantive rights of a class of shares will be affected by an amendment, the holders of those shares are entitled to vote as a class even if the shares are non-voting shares. When only one or more series in a class of shares, and not the entire class, will be adversely affected by an amendment, only the affected series may vote as a class. Under Delaware Law, the right to vote as a class may be limited in certain circumstances.

     Delaware Law provides that, in its resolution proposing an amendment, the Board of Directors may insert a provision allowing the Board to abandon the amendment, without concurrence by shareholders, after the amendment has received shareholder approval but before its filing with the Secretary of State.

     Delaware Law provides that the power to amend the bylaws rests with the shareholders entitled to vote, although the certificate of incorporation may confer the power to amend the bylaws upon the Board of Directors. Delaware Law also provides that the fact that the certificate of incorporation confers such power upon the Board of Directors neither limits nor divests the


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shareholders of the power to amend the bylaws.  The ZEVEX Delaware Certificate authorizes the Board of Directors of ZEVEX Delaware to make and alter the ZEVEX Bylaws. Nevada Law, on the other hand, provides that, subject to the bylaws, if any, adopted by the shareholders, the directors may make the bylaws of the corporation.


INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES

     Delaware and Nevada have very similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents for claims against such persons as a result of their position.
Delaware and Nevada Law differ slightly in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware Law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigating action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. Thus, a corporation has the discretion to decide whether or not to advance expenses.

     Nevada Law provides for similar advancement of expenses. In addition, however, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses as they are incurred in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. The Company Articles require advancement of expenses.

LIMITATION ON PERSONAL LIABILITY OF DIRECTORS

     Delaware corporations are permitted to adopt charter provisions limiting, or even eliminating, the liability of a director to a company or its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breech of the duty of loyalty, acts, or omissions not in good faith or that involved intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The ZEVEX Delaware Articles provide for the elimination and limitation of the personal liability of directors of ZEVEX Delaware for monetary damages to the fullest extent permitted by Delaware Law.

     Nevada Law regarding the adoption of provisions in the articles of incorporation limiting personal liability is similar to Delaware Law, but



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differs in two respects.  First, the Nevada Law provision applies to both directors and officers. Second, while the Delaware Law provision excepts from limitation on liability a breach of the duty of loyalty the Nevada Law counterpart does not contain this exception. The Company Articles provide for the elimination of personal liability for the directors and officers of the Company for damages for breach of fiduciary duty except for acts or omissions involving intentional misconduct, fraud or a knowing violation of law or for the payment of dividends in violation of Nevada Law.

     Under the laws of either state, the charter provision will not have any effect on the availability of equitable remedies such as in injunction or rescission based upon a breach of the duty of care, or on liabilities which arise under certain federal statutes such as the securities laws.

CERTAIN ANTITAKEOVER PROVISIONS

     Certain provisions of the ZEVEX Delaware Certificate and the ZEVEX Delaware Bylaws may discourage potential acquisition proposals, delay or prevent a change in control of ZEVEX Delaware and limit the price that certain investors might be willing to pay in the future for shares of Common Stock. Such provisions include the provisions providing for a classified Board of Directors, authorizing the Board of Directors to fix the terms of any series of preferred stock prior to issuance, and restrictions on business combinations with an interested shareholder.

VOTE REQUIRED - ADOPTION OF PLAN OF MERGER

     On the date of the Shareholder Action, the outstanding voting securities of the Company were ---------- shares of Common Stock, par value $0.04 per share. Each share of Common Stock held of record counted as one vote. A majority, or ----------- votes were required to adopt the Plan of Merger. --------- votes, or more than a majority, voted in favor of adoption of the Plan of Merger.

FEDERAL TAX CONSEQUENCES OF THE MERGER

     The Merger is intended to constitute a tax-free reorganization under
Section 368(a)(1)(F) of the Internal Revenue Code. For federal income tax purposes, no gain is expected to be recognized by Company shareholders as a result of the Merger, to the extent that such shareholders receive solely ZEVEX Delaware Common Stock in the Merger and provided certain other conditions are met. ALL COMPANY SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER.

                         AMENDED 1993 STOCK OPTION PLAN

     The Compensation Committee of the Board of Directors has increased the number of shares reserved under the Company's 1993 Stock Option Plan (the


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"Stock Option Plan") from 240,000 shares of Common Stock to 600,000 shares of
Common Stock. Pursuant to the Shareholders Consent, the increase in the number of shares under the Stock Option Plan has been approved and will be effective on or about November 18, 1997. The Company sought shareholder approval of the increase because such approval is required if the Company desires to award incentive stock options ("ISOs") under the Stock Option Plan. Described below are the material features of the Stock Option Plan and certain information about stock option grants that have been issued under the Stock Option Plan to date.

GENERAL

     The Stock Option Plan provides for the grant of a variety of awards, including ISOs qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options, stock appreciation rights, and shares of Common Stock (collectively, "Awards"). The Stock Option Plan is administered either by the Board of Directors or a committee of the Board of Directors (the "Administrator"). Awards are made in the discretion of the Administrator and may be made to Company officers, directors, employees, and other persons as determined by the Administrator. Presently, there are three executive officers, two non-employee directors, and 86 other employees of the Company currently employed by the Company, all of whom (as well as all future employees) are eligible to participate in the Stock Option Plan.

     Currently a maximum of 600,000 shares of Common Stock (subject to adjustment in the event of stock split or other changes in the Common Stock as provided in the Stock Option Plan) may be awarded under the Stock Option Plan. The Board of Directors can increase the number of shares that may be awarded under the Stock Option Plan. To the extent options expire prior to exercise, restricted shares of Common Stock are forfeited, or the recipient of an Award does not otherwise receive the full number of shares of Common Stock that might have been issued to the recipient, such shares will again be available for award under the Stock Option Plan. The unexercised portion of any award made to a director, officer, or employee of the Company will be null and void if such person is terminated or resigns from the Company within six months of the date of the award. Each Award will be evidenced by an agreement incorporating the Stock Option Plan's terms and conditions and other relevant provisions. Shares issued under the Stock Option Plan will be "restricted" as defined under Securities and Exchange Commission ("SEC") Rule 144, until such time as the Company determines in its discretion, if at all, to register such shares under the Securities Act of 1933.

THE ADMINISTRATOR

     As mentioned above, the Administrator of the Stock Option Plan will be the Board of Directors or a committee of the Board of Directors. Such committee must be made up of two or more "non-employee directors" (as defined under SEC Rule 16(b)(3)). The Administrator will have full authority and


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discretion in the administration of the 1993 Plan, including the designation of those persons receiving Awards, the number of shares to be covered by options, stock appreciation rights, or stock awards, the exercise price and other terms of options, and the other terms of stock appreciation rights or other tandem awards. Further, the Administrator may specify additional terms and conditions which may be placed upon receiving an Award and the Administrator's decisions in the administration of the Stock Option Plan shall be final and binding on all persons for all purposes.

OPTIONS AND STOCK APPRECIATION RIGHTS

     ISOs granted under the Stock Option Plan may be granted only to employees of the Company and must be at a price per share not less than 100% of the fair market value of the Common Stock at the date of the grant (110% for optionees holding 10% of more of the Company's Common Stock). The Stock Option Plan limits grants of ISOs that may be exercised for the first time by the holder during any calendar year to $100,000 in market value. Each ISO, unless sooner terminated, expires within five years from the date of grant for optionees holding more than 10% of the Company's Common Stock. No ISOs will be granted after ten years following the effective date of the Stock Option Plan.

     The exercise period for non-qualified stock options is set by the Administrator in its discretion. The exercise price for options may be paid to the Company, in the discretion of the Administrator, in cash, shares of Common Stock, or payments over time. Generally, an option or stock appreciation right may be exercised only by the holder within three months after his or her termination of employment (twelve months if due to disability) unless the Administrator determines otherwise, and such option or stock appreciation right may be exercised no later than twelve months following an active employee's death unless the Administrator determines otherwise, but in no event later than the expiration of the exercise period for the option or stock appreciation right. An award is terminated immediately upon termination of an employee for material misconduct. Except for ISOs, awards generally are transferable to a holder's family member, a trust for the benefit of the holder or family member, a charity, by will, or by the laws of descent and distribution. ISOs are exercisable during an optionee's lifetime only by such optionee and are transferable only upon death by will or the laws of descent or distribution.

STOCK AWARDS

     Shares of Common Stock awarded under the Stock Option Plan or issued in connection with another award granted under the Plan may be issued subject to a restriction period set by the Administrator during which time the shares may not be sold, transferred, assigned or pledged. The Administrator may provide for other restrictions and termination provisions that it deems appropriate in its discretion.



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AMENDMENTS

     The Administrator may amend the Stock Option Plan at any time, subject to the rights of the holders of outstanding Awards as specified in their Award agreements.

AWARDS UNDER THE STOCK OPTION PLAN

     As of September 30, 1997, stock options for 314,190 shares of Common Stock were outstanding under the Stock Option Plan. As of September 30, options for 44,110 shares had been exercised, leaving 241,700 shares available for future grant under the Stock Option Plan. No other forms of Award have been made under the Stock Option Plan. The stock options outstanding under the Stock Option Plan are summarized below:

Option Holder                 Shares Subject to Options
-------------                 -------------------------

Dean G. Constantine(1)                    84,500

David J. McNally(1)                       84,500

Phillip L. McStotts(1)                    84,500

Current Executive Officers
As a Group(1)                            253,500

Current Directors Who
Are Not Executive Officers                14,000

All Employees Who Are
Not Executive Officers                    46,690

Total                                    314,190

(1) The three executive officers of the Company are: Dean G. Constantine, President and Chief Executive Officer; David McNally, Vice President and Marketing Director and; Phillip McStotts, Chief Financial Officer and Secretary/Treasurer. Of the options held by each of these officers, only options for 12,400 shares are currently exercisable by each officer.

Based on the closing price of the Company's Common Stock on the American Stock Exchange as of September 30, 1997 ($16.4375), the total market value of the 314,190 shares issued under the Stock Option Plan was $5,164,498.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth certain information regarding beneficial


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ownership of the Company's Common Stock as of September 30, 1997, by (i) each person (or group of affiliated persons) who is known by the Company to beneficially own more that 5% of the outstanding shares of its Common Stock,
(ii) each director and executive officer of the Company, and (iii) all executive officers and directors of the Company as a group. Unless indicated otherwise, the address for each officer, director and 5% shareholder is c/o the Company, 4313 ZEVEX Park Lane, Salt Lake City, Utah 84123.


                           BENEFICIAL OWNERSHIP
NAME AND ADDRESS                 SHARES(1)                 PERCENTAGE(1)

Dean G. Constantine(2)             264,600                     12.9%
David J. McNally(3)                252,598                     12.3%
Phillip L. McStotts(4)             159,400                      7.8%
Bradly A. Oldroyd(5)                 8,000                        *
Darla R. Gill(6)                     6,480                        *
Kirk Blosch(7)                     550,000                     24.8%
Jeff Holmes(8)                     550,000                     24.8%
Blosch & Holmes(9)                 250,000                     12.3%
Douglas K. Anderson(10)            130,000                      6.4%
Officers and Directors as
a Group (5 persons)                691,078                     33.0%

*   Less than 1%.

(1) For each shareholder, the calculation of percentage of beneficial ownership is based on 2,039,826 shares of Common Stock outstanding as of September 30, 1997, and shares of Common Stock subject to options held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options. Except as indicated otherwise below, the persons and entity named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

(2) CEO, President and Chairman of the Company. Includes: (i) 252,000 shares of Common Stock held directly, (ii) 12,400 shares of Common Stock issuable upon exercise of options held by Mr. Constantine that are currently exercisable or will become exercisable within 60 days, and (iii) 100 shares of Common Stock owned by each of his dependent children. Excludes 70,000 shares of Common Stock issuable upon exercise of options held by Mr. Constantine that are not currently exercisable and will not become exercisable within 60 days.

(3)   Vice President, Marketing Director, and director of the Company.
Includes: (i) 240,198 shares of Common Stock held directly, and (ii) 12,400 shares of Common Stock issuable upon exercise of options held by Mr. McNally that are currently exercisable or will become exercisable within 60 days.


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

Excludes 70,000 shares of Common Stock issuable upon exercise of options held by Mr. McNally that are not currently exercisable and will not become exercisable within 60 days.

(4) CFO, Secretary, Treasurer, and director of the Company. Includes: (i) 147,000 shares of Common Stock held directly, and (ii) 12,400 shares of Common Stock issuable upon exercise of options held by Mr. McStotts that are currently exercisable or will become exercisable within 60 days. Excludes 70,000 shares of Common Stock issuable upon exercise of options held by Mr. McStotts that are not currently exercisable and will not become exercisable within 60 days.

(5) Director. Includes 8,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days.

(6)   Director.  Includes: (i) 480 shares of Common Stock held directly, and
(ii) 6,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days.

(7) Includes: (i) 125,000 shares of Common Stock held directly, (ii) 175,000 shares of Common Stock issuable upon exercise of warrants that are currently exercisable or will become exercisable within 60 days, and (iii) 250,000 shares of Common Stock held by Blosch & Holmes, L.L.C. of which Mr. Blosch is a principal (and which 250,000 shares are also reported as beneficially owned by Mr. Holmes and Blosch & Holmes, L.L.C.). Mr. Blosch's address is 2801 S. Lakeline Drive, Salt Lake City, UT 84109.

(8) Includes: (i) 125,000 shares of Common Stock held directly, (ii) 175,000 shares of Common Stock issuable upon exercise of warrants that are currently exercisable or will become exercisable within 60 days, and (iii) 250,000 shares of Common Stock held by Blosch & Holmes, L.L.C. of which Mr. Holmes is a principal (and which 250,000 shares are also reported as beneficially owned by Mr. Blosch and Blosch & Holmes, L.L.C.). Mr. Holmes' address is 8555 E. Voltaire Ave., Scottsdale, AZ 85260.

(9) Includes 250,000 shares of Common Stock held directly by Blosch & Holmes, L.L.C. of which Messrs. Blosch and Holmes are principals (and which 250,000 shares are also reported as beneficially owned by Mr. Holmes and Mr. Blosch). The address for Blosch & Holmes, L.L.C. is 2801 S. Lakeline Drive, Salt Lake City, UT 84109.

(10) Includes 130,000 shares held directly. Mr. Anderson's address is 1132 South 500 West, Salt Lake City, Utah 84101.






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               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

     The Company pays each director who is not an employee of the Company or its subsidiary a director's fee of $500 per Board of Directors meeting attended, $250 for any annual meeting attended, and $125 per hour for any special meeting attended. Additionally, the Company has issued stock options to the non-employee directors in the past and may do so in the future. Directors who are employees of the Company receive no additional compensation for serving as directors or attending meetings of directors.

COMPENSATION OF EXECUTIVE OFFICERS

     None of the executive officers has an employment agreement with the Company. The following table sets forth the cash compensation paid by the Company to each of the Company's executive officers during the three year period ended December 31, 1996.

                           Summary Compensation Table

                                                 Long Term Compensation
                                                 ----------------------
                          Annual Compensation        Awards    Payouts
                      --------------------------- ------------ -------
                                                  Restric-
                                            Other   ted         LTIP    All
    Name and                               Annual  Stock   Op-  Pay-   Other
Principal Position    Year  Salary  Bonus   Comp. Awards  tions outs   Comp.
------------------    ----  ------  -----  ------ ------- ----- ---- ---------
Dean G. Constantine   1996 $77,917 $12,189    0      0      0     0  $6,286(1)

  CEO and President   1995 $69,375 $10,102    0      0      0     0  $4,712(2)

                      1994 $66,400 $10,000    0      0      0     0  $2,581(1)


David J. McNally      1996 $77,917 $12,189    0      0      0     0  $6,286(1)

  Vice President and  1995 $69,375 $10,102    0      0      0     0  $4,712(2)

  Marketing Director  1994 $66,400 $10,000    0      0      0     0  $2,581(1)


Phillip L. McStotts   1996 $77,917 $12,189    0      0      0     0  $6,286(1)

 Chief Financial Off. 1995 $69,375 $10,102    0      0      0     0  $4,712(2)

 Secretary/Treasurer  1994 $66,400 $10,000    0      0      0     0  $2,581(1)

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(1)  Represents the amount paid by the Company as a contribution to the
Company's 401(k) Pension and Profit Sharing Plan on the officer's behalf.

(2) Represents $2,631 paid by the Company as a contribution to the Company's 401(k) Pension and Profit Sharing Plan on the officer's behalf and $2,081 as each officer's portion of the contribution made by the Company into its Employee Stock Ownership Plan.




OPTIONS GRANTS IN LAST FISCAL YEAR

     No options were granted to the persons listed in the Summary Compensation Table during the year ended December 31, 1996.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table sets forth the options exercised during the year ended December 31, 1996, by each executive officer of the Company and the value of options held by such persons at such year end.

                                                     Number of      Value of
                                                     Underlying   Unexercised
                                                     Options at   In-the-Money
                                                      FY-End       at FY-End
  Name and                   Shares
 Principal                  Acquired      Value     Exercisable/  Exercisable/
  Position                on Exercise   Realized   Unexercisable Unexercisable
 ---------                -----------   --------   ------------- -------------

Dean G. Constantine, CEO        0           0         5,400/0         0/0
and President

David J. McNally                0           0         5,400/0         0/0
Vice President

Phillip J. McStotts             0           0         5,400/0         0/0
Chief Financial Officer
Secretary/Treasurer



The unexercised options listed above were granted on December 17, 1992 and expire on December 16, 2001. The exercise price on the above options is $5.00.




Page 18
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
SUBSEQUENT INCREASE IN COMPENSATION OF EXECUTIVE OFFICERS

     Effective January 1, 1997, the Compensation Committee approved an increase to $105,000 in the annual salaries for each of Mr. Constantine, Mr. McNally, and Mr. McStotts. Additionally, effective September 30, 1997, the Compensation Committee approved the grant of Common Stock purchase options for 70,000 shares each to Messrs. Constantine, McNally, and McStotts. The options vest over a four-year period, and are exercisable at the same price as shares that will be sold in a public offering to be conducted by the Company during late 1997. Lastly, the Compensation Committee approved a new executive officer bonus plan, commencing January 1, 1997, which provides for annual bonuses of 10% to 40% of base salary to each officer depending on the attainment of certain annual revenue and profit targets as a percentage of budgeted amounts. The amount of the bonus is discretionary within certain ranges as determined by the Compensation Committee in certain instances.
Also, the Compensation Committee has the authority to pay bonuses in excess of 40% upon extraordinary performance, but not to exceed 100% of base salary.


VOTE REQUIRED - AMENDMENT TO STOCK OPTION PLAN

       On the date of the Shareholder Action, the outstanding voting securities of the Company were ---------- shares of Common Stock, par value $0.04 per share. Each share of Common Stock held of record counted as one vote. A majority, or ----------- votes were required to approve the amendment to the Stock Option Plan. --------- votes, or more than a majority, voted in favor of approval of the amendment to the Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES OF THE AMENDMENT OF THE 1993 STOCK
OPTION PLAN

     The following describes the general Federal income tax consequences of the various Awards to employees of the Company. An employee will not realize any income at the time an ISO is granted nor upon exercise of an ISO. However, the difference between the option exercise price and the Common Stock's fair market value at the time of exercise will be taken into account for purposes of the employee's alternative minimum income tax, if any.

     Upon the subsequent disposition of shares of Common Stock acquired by the exercise of an ISO more than (i) two years after the ISO is granted and (ii) one year after the transfer of shares of Common Stock upon the exercise of such option, the employee's basis for determining the capital gain or loss realized upon such disposition will be the option price. If the subsequent disposition of stock occurs before these special holding requirements are met, the employee generally will recognize ordinary income upon such disposition equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price.



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     An employee will not realize any income at the time a non-qualified stock option or stock appreciation right is granted. Upon the employee's exercise of a non qualified stock option, the difference between the fair market value of the Common Stock at the time of exercise and the option price will be ordinary income to the employee. Similarly, the amount of cash and the fair market value of the Common Stock received upon the employee's exercise of a stock appreciation right will be ordinary income to the employee. However, any employee who receives restricted Common Stock, either as an Award or upon exercise of an option or a stock appreciation right will realize, as ordinary income at the time of the lapse of the restrictions, an amount equal to the fair market value of the Common Stock at the time of such lapse (less the option price for such shares if purchased by exercising an option) unless an appropriate election is made in which case the employee will recognize ordinary income as if the Common Stock had not been restricted. At the time the employee realizes ordinary income, the Company will be entitled to a deduction in the same amount as the ordinary income realized by the employees.

     The foregoing is only a summary of the effect of federal income taxation upon the employee with respect to the grant and exercise of options and the receipt of other Awards under the Stock Option Plan. It does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which an employee may reside.




























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                                 EXHIBIT LIST
                                 ------------

Exhibit A      Certificate of Incorporation of
               ZEVEX International, Inc., a
               Delaware corporation

Exhibit B      Bylaws of ZEVEX International, Inc..
               a Delaware corporation

Appendix 1     1993 Stock Option Plan of ZEVEX International, Inc.,
               a Nevada corporation

Appendix 2     Agreement and Plan of Merger between ZEVEX International, Inc., a Nevada corporation, and ZEVEX International, Inc., a Delaware corporation


































Page 21
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Exhibit A
                          CERTIFICATE OF INCORPORATION
                                     OF
                            ZEVEX INTERNATIONAL, INC.


                               ARTICLE I. NAME

     The name of the corporation is ZEVEX INTERNATIONAL, INC. (the
"Corporation").

                       ARTICLE II. REGISTERED OFFICE

     The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, in the County of New Castle, in the State of Delaware. The name of the registered agent at such address is the Corporation Trust Company.

                            ARTICLE III. PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                         ARTICLE IV. CAPITAL STOCK

     The Corporation is authorized to issue two classes of shares to be designated, respectively, "Preferred Stock" and "Common Stock." The number of shares of Preferred Stock authorized to be issued is Two Million (2,000,000).
 The number of shares of Common Stock authorized to be issued is Ten Million (10,000,000). The Preferred Stock and the Common Stock shall each have a par value of $0.001 per share.

     (a)  Provisions Relating to the Common Stock.

          Each holder of Common Stock is entitled to one vote for each share of Common Stock standing in such holder's name on the records of the Corporation on each matter submitted to a vote of the stockholders, except as otherwise required by law.

     (b)  Provisions Relating to the Preferred Stock.  The Board of
Directors (the "Board") is authorized, subject to limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of the shares of Preferred Stock in accordance with Sections 102(a) and 151(a) of the General Corporation Law of Delaware, in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the


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
shares of each such series and the qualifications, limitations or restrictions thereof.

                        ARTICLE V. BOARD OF DIRECTORS

     (a) Number. The number of directors constituting the entire Board shall be as fixed from time to time by vote of a majority of the entire Board, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office.

     (b) Classified Board. The Board shall be divided into three classes, as nearly equal in numbers as the then total number of directors constituting the entire Board permits with the term of office of one class expiring each year. At the first annual meeting of the stockholders, directors of the first class will be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class will be elected to hold office for a term expiring at the second succeeding annual meeting, and directors of the third class will be elected to hold office for a term expiring at the third succeeding annual meeting.

     (c) Vacancies. Vacancies on the Board shall be filled by the affirmative vote of the majority of the remaining directors, though less than a quorum of the Board, or by election at an annual meeting or at a special meeting of the stockholders called for that purpose.

     (d) Initial Directors. The initial Board shall consist of the following persons:

               Dean G. Constantine
               David J. McNally
               Philip L. McStotts
               Bradly A. Oldroyd
               Darla R. Gill

     (e)  The election of directors need not be by written ballot.

                                ARTICLE VI. BYLAWS

     In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, alter, amend or repeal the By-Laws of the Corporation.

                               ARTICLE VII. LIABILITY

     To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for or with respect to any acts or omissions in the performance of his or her


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duties as a director of the Corporation.  Any amendment or repeal of this
Article VII will not eliminate or reduce the affect of any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

                     ARTICLE VIII. SPECIAL VOTING REQUIREMENTS

     The following actions, when submitted to the stockholders of the Corporation for their consideration, shall require the affirmative vote of at least 66 2/3% of the outstanding Common Stock of the Corporation: amendment of Sections (a), (b), or (c) of Article V of the Certificate of Incorporation. The foregoing voting requirements shall not otherwise be deemed to affect the voting rights granted by this Certificate of Incorporation, the Bylaws, or the Delaware General Corporation Law, to the Board.


                              ARTICLE IX. INCORPORATOR

     The name and mailing address of the incorporator is follows:

                         Ronald S. Poelman, Esq.
                         Jones, Waldo, Holbrook & McDonough
                         1500 Wells Fargo Plaza
                         170 South Main Street
                         Salt Lake City, Utah 84101


     I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying, under penalties of perjury, that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this
- day of October, 1997.




                                    -----------------------------------
                                    Ronald S. Poelman
                                    Incorporator










Page 24
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Exhibit B
                                BYLAWS

                                   OF

                        ZEVEX INTERNATIONAL, INC.

                                ARTICLE I

                               SHAREHOLDERS

     SECTION 1.1. ANNUAL MEETINGS. An annual meeting of shareholders shall be held for the election of directors on such date, and at such time and place as the Board of Directors may, from time to time, determine. Any other proper business may be transacted at an annual meeting. If the annual meeting is not held on the date designated, it may be held as soon thereafter as convenient and shall be called the annual meeting.

     SECTION 1.2. SPECIAL MEETINGS. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by the General Corporation Law of the State of Delaware, may be called by the President or the Board of Directors. The shareholders do not have the authority to call a special meeting of the shareholders.

     SECTION 1.3.  SHAREHOLDER PROPOSALS/NOMINEES.

          a. Shareholder Proposals. Shareholders seeking to place shareholder proposals on the agenda for a shareholders' meeting must (i) notify the Corporation of such proposal not less than 30 nor more than 60 days prior to the date of the meeting; provided, however, that if the Corporation provides shareholders with less than 40 days advance notice of the date of the meeting, the shareholder notice must be given no later than the close of business on the 10th day following the day the Corporation's notice was mailed or publicly disclosed. Such notice must provide the Corporation with adequate information regarding the proposal.

          b. Shareholder Director Nominees. Shareholders director nominations must (i) be in writing and contain adequate information about the nominee; and (ii) be received by the secretary of the Corporation not less than 30 nor more than 60 days prior to the date of the meeting at which Directors will be elected; provided, however, that if the Corporation provides shareholders with less than 40 days advance notice of the date of the meeting, the shareholder notice must be given no later than the close of business on the 10th day following the day the Corporation's notice was mailed or publicly disclosed.

     SECTION 1.4. NOTICE OF MEETINGS. Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting


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will be given that states the place, date and hour of the meeting, and in the case of a special meeting, the purpose(s) for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the written notice of any meeting will be given not less than ten nor more than sixty days before the date of the meeting to each shareholder entitled to vote at such meeting. If mailed, such notice will be deemed to be given when deposited in the United States mail, postage prepaid, directed to the shareholder at his or her address as it appears in the records of the Corporation.

     SECTION 1.5. WAIVER OF NOTICE. A shareholder may waive notice of any meeting; provided that a shareholder's attendance at meeting shall constitute waiver of notice of such meeting, except when the shareholder attends a meeting for the express purpose of objecting to the transaction of any business to be transacted at the meeting, and not for the purpose of objecting to this purpose of the meeting.

     SECTION 1.6. ADJOURNMENTS. Any meeting of shareholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if the adjournment a new record date is fixed for the adjourned meeting, pursuant to Section 1.3, notice of the adjourned meeting will be given to each shareholder of record entitled to vote at the meeting.

     SECTION 1.7.  RECORD DATE.

          a.  Determination of Record Date.
              ----------------------------
For purposes of determining the number and identity of shareholders for any purpose, the Board of Directors may fix a date in advance as the record date for any such determination of shareholders, provided that the record date may not precede the date of the resolution fixing the record date. The record date may not be more than sixty days prior to the date that the particular action requiring the determination of shareholders is to occur. If to determine the shareholders entitled to notice of, or to vote at, a meeting of shareholders, the record date may not be fewer than ten days prior to the meeting. The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of shareholders of record entitled to notice of, or to vote at, a meeting of shareholders will apply to any adjournment of the meeting; provided that the Board of Directors may fix a new record date for the adjourned meeting.


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

          b.  Failure to Fix Record Date.
              --------------------------
If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote, or to receive payment of a dividend, the date on which the notice is mailed or the Board of Directors resolution declaring the dividend is adopted, as the case may be, will be the record date for such determination of shareholders.

     SECTION 1.8. LIST OF SHAREHOLDERS ENTITLED TO VOTE. At least ten days before each meeting of shareholders, the officer or agent charged with overseeing the stock transfer books of the Corporation will compile a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. Such list will be kept on file at the Corporation's principal office for the ten days before the meeting and will be subject to the inspection of any shareholder during that ten day period during normal business hours for any purpose related to the meeting and during the meeting.

     SECTION 1.9. QUORUM. Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, a majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares are represented at the meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. If a quorum is present or represented at such adjourned meeting, any business may be transacted that might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     SECTION 1.10.  VOTING.

         a.  One Vote Per Share.
             ------------------
Unless otherwise provided by the Certificate of Incorporation (or action of the Board of Directors as provided therein) or these Bylaws, each outstanding share entitled to vote will be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

         b.  Required Vote.
             -------------
Article VIII of the Certificate of Incorporation provides for super-majority voting in certain circumstances. Except as set forth therein, or as provided in the General Corporation Law of the State of Delaware, a majority vote of those shares present and voting at a duly organized meeting will suffice to defeat or enact any proposal; provided that with respect to votes to elect


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
directors, a plurality of the votes cast will be sufficient to elect.

          c.  Shares Held By Other Than the Record Owner.
              ------------------------------------------
Shares held by an administrator, executor, guardian or conservator may be voted by him or her, in person or by proxy, without the transfer of such shares into his or her name. Shares held in the name of a trustee may be voted by him or her, in person or by proxy, only if the shares are transferred into the trustee's name. Shares held in the name of, by or under the control of a receiver may be voted by the receiver without transferring the shares into the receiver's name if authority to do so is evidenced in an order from the court that appointed the receiver. A shareholder whose shares are pledged shall be entitled to vote his or her shares until the shares are transferred into the name of the pledgee, and thereafter, the pledgee will be entitled to vote the shares so transferred. Shares belonging to the Corporation or held by it in a fiduciary capacity may not be voted, directly or indirectly, at any meeting, and will not be counted in determining the total number of outstanding shares at any given time.

     SECTION 1.11.  PROXIES.

         a.  General.
             -------
At all meetings of shareholders, a shareholder may vote by proxy. Proxies must be written, signed by the shareholder or by his or her duly authorized attorney in-fact, and filed with the Secretary of the Corporation before or at the time of a meeting where a proxy is granted. No proxy is valid after six months from the date of its execution, unless otherwise provided in the proxy or coupled with an interest.

         b.  Irrevocable Proxies.
             -------------------
A proxy may be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

         c.  Revocation of a Proxy.
             ---------------------
A shareholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy of by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation.

     Section 1.12.  SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

          a.  Action.
              ------
Any action required to be taken at any annual or special meeting of


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
shareholders of the Corporation, or any action that may be taken at any annual or special meeting of such shareholders may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

          b.  Notice.
              ------
Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any Section of the General Corporation Law of Delaware, if such action had been voted on by shareholders at a meeting thereof, then the certificate filed under such Section shall state, in lieu of any statement required by such Section concerning any vote of shareholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

                                ARTICLE II

                            Board of Directors

     SECTION 2.1. NUMBER, QUALIFICATIONS. The Board of Directors shall consist of that number of directors as are set from time to time by the affirmative vote of a majority of the members of the Board of Directors. The Board of Directors shall be divided into three classes, with only a single class subject to re-election in a given year. Subject to Section 2.2, below, a director will hold office until the next annual meeting of shareholders at which his or her class is subject to re-election and until his or her successor is elected and qualified. Directors need not be shareholders of the corporation.

     SECTION 2.2. ELECTION; RESIGNATION; VACANCIES. The Board of Directors will initially consist of the persons named as directors in the Certificate of Incorporation, and each director so elected will hold office until the first annual meeting of shareholders and until his or her successor is elected and qualified. At the first annual meeting of shareholders, the shareholders will elect directors to serve in all three classes of the Board of Directors as provided by the Certificate of Incorporation. Thereafter, one class of directors will be elected each year at either an annual or special meeting of the shareholders to hold office for the period of time designated for that class. If there is only one nominee for any directorship, it will be in order to move that the Secretary cast the elective ballot to elect the nominee. A director may resign at any time on written notice to the Corporation. Any vacancy occurring in the Board of Directors, whether by reason or death,


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resignation, removal, or an increase in the number of directors, may be filled by the affirmative vote of the majority of the remaining directors, though less than a quorum of the Board of Directors, or by election at an annual meeting or at a special meeting of the shareholders called for that purpose.
A director elected to fill a vacancy will be elected for the unexpired term of his predecessor in office.

     SECTION 2.3. REGULAR MEETINGS. A regular meeting of the Board of Directors for the election of officers and the transaction of any other business that may properly come before the meeting shall be held immediately after, and at the same place as, each annual meeting of shareholders, if a quorum of directors is then present or as soon thereafter as may be convenient. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine. The Board of Directors may provide, by resolution, the date, time and place for the holding of additional regular meetings without other notice than such resolution.

     SECTION 2.4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the President or any director. The person(s) authorized to call special meetings of the Board of Directors may fix any place, within or without the State of Delaware, to hold a special meeting of the Board of Directors. Notice of a special meeting must be given to each director by the person(s) calling the meeting at least two days before the meeting.

     SECTION 2.5. WAIVER OF NOTICE. A director may waive notice of any meeting. A director's attendance at meeting shall constitute waiver of notice of such meeting; provided that, when a director attends a meeting for the express purpose of objecting to the transaction of any business to be transacted at the meeting, the director will not be deemed to have waived notice of such meeting.

     SECTION 2.6. TELEPHONIC MEETINGS PERMITTED. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of telephonic conference, or similar communications equipment that permits all persons participating in the meeting to hear each other, and participation in a meeting pursuant to this Bylaw will constitute presence at such meeting.

     SECTION 2.7. QUORUM. Voted Required for Action. At all meetings of the Board of Directors, a majority of the whole Board of Directors will constitute a quorum for the transaction of business. Unless required by the General Corporation Law of the State of Delaware, the Certificate of Incorporation or these Bylaws, the vote of a majority of the director present at a meeting at which a quorum is present will be the act of the Board of Directors. If less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. Once a quorum has been established at a duly organized meeting, the Board of


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Directors may continue to transact corporate business until adjournment, notwithstanding the withdrawal of enough members to leave less than a quorum.

     SECTION 2.8. PAYMENT OF EXPENSES. By resolution of the Board of Directors, directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors. Directors may be paid also either a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. Such payment will not preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

     SECTION 2.9. DISSENT TO CORPORATE ACTION. A director who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he or she
(i) enters his or her dissent in the minutes of the meeting, (ii) files written dissent to such action with the Secretary of the meeting before adjournment, or (iii) expresses such dissent by written notice to the Secretary of the Corporation within one (1) day after the adjournment of the meeting. The right to dissent shall not apply to a director who voted in favor of such action.

     SECTION 2.10. ACTION BY WRITTEN CONSENT. Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors sign a written consent with respect to such action. Such consent shall be filed with the minutes of proceedings of the Board of Directors.

                                ARTICLE III

                                Committees

     SECTION 3.1. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each to consist of one or more of the directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by the General Corporation Law of the State of Delaware and to the extent provided in the resolution of the Board of Directors, will have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

     SECTION 3.2.  COMMITTEE RULES.  Unless the Board of Directors otherwise


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provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee will conduct its business pursuant to Article II of these Bylaws.

                                ARTICLE IV

                                 Officers

     SECTION 4.1. OFFICERS. The officers of the Corporation are President, Vice President, Secretary, and Treasurer. Other officers and assistant officers may be authorized and elected or appointed by the Board of Directors. An individual is permitted to hold more than one office.

     SECTION 4.2. ELECTION. The officers of the Corporation will be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers is not held at such meeting, it will be held as soon thereafter as convenient. Each officer will hold office until his or her successor is duly elected and qualified, or until his or her death, resignation or removal.

     SECTION 4.3. REMOVAL. Any officer, elected or appointed, may be removed by the Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     SECTION 4.4. VACANCY. A vacancy in any office for any reason may be filled by majority vote of the Board of Directors, and any officer so elected will serve for the unexpired portion of the term of such office.

     SECTION 4.5. PRESIDENT. The President presides at all meetings of the Board of Directors and of shareholders and has general charge and control over the affairs of the Corporation subject to the Board of Directors. The President signs or countersigns all certificates, contracts and other instruments of the Corporation as authorized by the Board of Directors and performs such other duties incident to the office or required by the Board of Directors.

     SECTION 4.6. VICE PRESIDENT. The Vice President exercises the functions of the President in the President's absence, and has such powers and duties as may be assigned to him or her from time to time by the Board of Directors.

     SECTION 4.7. SECRETARY. The Secretary issues all required notices for meetings of the Board of Directors and of the shareholders, keeps a record of the minutes of the proceedings of the meetings of the Board of Directors and of the shareholders, has charge of the Corporate Seal and the corporate books, and makes such reports and performs such other duties as are incident to the office or required by the Board of Directors.



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     SECTION 4.8.  TREASURER.  The Treasurer has custody of all monies and securities of the Corporation, keeps regular books of account, disburses the funds of the Corporation, renders account to the Board of Directors of all transactions made on behalf of the Corporation and of the financial condition of the Corporation from time to time as the Board requires, and performs all duties incident to the office or properly required by the Board of Directors.

     SECTION 4.9. ADDITIONAL OFFICERS. The Corporation may have such additional officers as the Board of Directors deems necessary or appropriate including, without limitation, a Chairman of the Board, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers. Each such officer shall perform those duties as determined or assigned by the Board of Directors.

     SECTION 4.10. SALARIES. The salaries of all officers will be fixed by the Board of Directors, and may be changed from time to time by a majority vote of the Board of Directors.

                                ARTICLE V

                           Certificate of Shares

     SECTION 5.1. CERTIFICATES. Certificates representing shares of the Corporation will be in the form determined by the Board of Directors, and will be signed by the Chairman of the Corporation or any officer, certifying the number of shares owned by him or her in the Corporation. Any of or all the signatures on the certificate may be a facsimile. If any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, a certificate ceases to hold that position before the certificate is issued, it may be issued by the Corporation with the same effect as if the officer, transfer agent or registrar continued to hold that position at the date of issue.

     SECTION 5.2. LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. If a certificate is lost, stolen or destroyed, a new one may be issued on such terms and indemnity to the Corporation as the Board of Directors may prescribe.

                                ARTICLE VI

                Indemnification of Directors and Officers

     SECTION 6.1.  DIRECTORS.

          a.  Right to Indemnification Insurance.
              ----------------------------------
Every person who was or is a party to, or is threatened to be made a party to,


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or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person of whom he is the legal representative, is or was a director, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, or as its representative in another enterprise (an "Indemnitee"), shall be indemnified and held harmless by the Corporation to the fullest extent legally permissible under the laws of the State of Delaware against all judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) actually and reasonably incurred or suffered by him or her in connection therewith, subject to the standards of conduct, the procedures, and other applicable provisions of the General Corporation Law of the State of Delaware. Such right of indemnification is a contract right which may be enforced in any manner desired by such person.
The Corporation may purchase and maintain insurance on behalf of an Indemnitee against any liability arising out of such status, whether or not the corporation would have the power to indemnify such person.

          b.  Inurement.
              ---------
The right to indemnification shall inure whether or not the claim asserted is based on matters that predate the adoption of this Article VII, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

          c.  Non-exclusivity of Rights.
              -------------------------
The right to indemnification and to the advancement of expenses conferred by this Section 6.1 are not exclusive of any other rights that an Indemnitee may have or acquire under any statute, bylaw, agreement, vote of shareholders or disinterested directors, this Certificate of Incorporation or otherwise.

          d.  Advancement of Expenses.
              -----------------------
The Corporation shall, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that, if then required by the General Corporation Law of the State of Delaware, the expenses incurred by or on behalf of an Indemnitee may be paid in advance of the final disposition of a proceedings only upon receipt by the Corporation of an undertaking by or on behalf of such Indemnitee to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the Indemnitee is not entitled to be indemnified for such expenses.

     SECTION 6.2.  OFFICERS, EMPLOYEES AND AGENTS.  The Board of Directors


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may, on behalf of the Corporation, grant indemnification to any officer, employee, agent or other individual to such extent and in such manner as the Board of Directors in its sole discretion may from time to time and at any time determine, in accordance with the General Corporation of the State of Delaware.

                                ARTICLE VII

                             General Provisions

     SECTION 7.1. FISCAL YEAR. The fiscal year of the Corporation will be fixed by the Board of Directors.

     SECTION 7.2. AMENDMENTS. These Bylaws may be amended or repealed or new Bylaws may be adopted (i) at any regular or special meeting of shareholders at which a quorum is present or represented, by the vote of the holders of a majority of the shares entitled to vote in the election of any directors, provided notice of the proposed alteration, amendment or repeal is contained in the notice of such meeting; or (ii) by affirmative vote of a majority of the
Board of Directors at any regular or special meeting thereof.

     SECTION 7.3. BOOKS AND RECORDS; EXAMINATION. Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in any form of information storage, provided that the record scan be converted into clearly legible form within a reasonable time. The books and records of the Corporation may be kept outside of the State of Delaware. Except as may otherwise be provided by the General Corporation Law of the State of Delaware, the Board of Directors will have the power to determine from time to time whether and to what extent and at what times and places and under what conditions any of the accounts, records and books of the Corporation are to be open to the inspection of any shareholder.

     SECTION 7.4. DIVIDENDS. Subject to the provisions, if any, of the General Corporation Law of Delaware and the Certificate of Incorporation, dividends on the capital shares of the Corporation may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property or in shares of the capital stock. Before payment of any dividend, the Board of Directors may set aside out of any funds of the Corporation available for dividends such reserves for any purpose that the directors will think conducive to the interests of the Corporation.

     SECTION 7.5. SEAL. The Corporation may or may not have a corporate seal, as may from time to time be determined by resolution of the Board of Directors. If a corporate seal is adopted, it will have inscribed thereon the name of the corporation and the words "Corporate Seal" and "Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or


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affixed or in any manner reproduced or by causing the word {SEAL}, in brackets, to appear where the seal is required to be impressed or affixed.


Appendix 1

                     AMENDED 1993 STOCK OPTION PLAN
                                   OF
                         ZEVEX INTERNATIONAL INC.

     ZEVEX INTERNATIONAL, INC., a Nevada corporation (the "Company"), hereby adopts this Amended 1993 Stock Option Plan of ZEVEX INTERNATIONAL, INC. (the "Plan"), which amends and restates the 1993 Incentive Stock Option Plan adopted by the Company on October 28, 1993. Under this Plan, stock, options to acquire stock, and/or stock appreciation rights may be granted from time to time to directors and employees of the Company or its subsidiaries, or others who contribute to the success of the Company, all on the terms and conditions set forth herein.

     1.  Purpose of the Plan.
         -------------------
     The Plan is intended to aid the Company in maintaining and developing a management team, attracting qualified employees and directors capable of assuring the future success of the Company, and rewarding those individuals who have contributed to the success of the Company. It is designed to aid the Company in retaining the services of executives and employees and in attracting new personnel when needed for future operations and growth, and to provide such personnel with an incentive to remain employees and/or directors of the Company, to use their best efforts to promote the success of the Company's business and to provide them with an opportunity to obtain or increase a proprietary interest in the Company. It is also designed to permit the Company to reward those individuals who are not employees or directors of the Company but who are perceived by management as having contributed to the success of the Company or who are important to the continued business and operations of the Company. The above aims will be effectuated through the granting of shares of common stock of the Company (the "Stock"), options ("Options") to purchase shares of the Company's Stock on a favorable basis, and/or stock appreciation or other rights ("SAR's"), subject to the terms and conditions of this Plan. It is intended that the Options issued pursuant to this Plan include, where designated as such at the time of grant, options which qualify as Incentive Stock Options within the meaning of 422 of the Internal Revenue Code or any amendment or successor provision thereto ("Incentive Options"). Further, all stock options issued by the Company under the Company's 1991 Stock Option Plan and the 1996 Non-employee Director's Stock Option Plan (collectively, the "Prior Plans") shall be subject to the terms of the Plan, and the Prior Plans shall become of no further force and effect upon the written consent of each remaining holder of options or other rights issued under the Prior Plans.


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     2.  Administration of the Plan.
         --------------------------
     The Plan shall be administered by the Company's Board of Directors (the "Board") or, in whole or in part, by a committee designated by the Board (the "Administrator"). Such committee (the "Committee") shall consist of not less than two (2) persons, all of whom shall be "nonemployee directors" as that term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Subject to the foregoing, the Board may remove or add members to the Committee and the Board or the remaining members of the Committee shall fill any vacancies that occur. Additionally, the Board may at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee. Any director or officer of the Company may from time to time make recommendations to the Board or Committee with respect to individuals to be considered for an award under the Plan and the nature and amount of such award. Any award approved by the Board or Committee shall be approved by a majority vote of those members of the Board or Committee, as the case may be, in attendance at a meeting at which a quorum is present or, if the award under consideration is to a member of the Board or Committee, by a majority vote of the members of the Board or Committee in attendance at a meeting at which a quorum is present who are disinterested with respect to the award under consideration.

     The interpretation and construction of the terms of the Plan or any award under the Plan by the Committee or the Board shall be final and binding on all participants in the Plan absent a showing of demonstrable error. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award.

     3.  Shares of Stock Subject to the Plan.
         -----------------------------------
     A total of 600,000 shares of Stock may be subject to or issued under awards granted pursuant to the terms of this Plan. Any shares subject to an Option or other right under the Plan, which Option or right for any reason expires or is terminated, or is surrendered unexercised as to such shares, may be reserved for issuance pursuant to future awards under the Plan. If any right to acquire Stock granted under the Plan is exercised by the delivery of shares of Stock or the relinquishment of rights to shares of Stock, only the net shares of Stock issued (the shares of Stock issued less the shares of Stock surrendered) shall count against the total number of shares reserved for issuance under the terms of this Plan.

     4.  Reservation of Stock on Granting of Option.
         ------------------------------------------
     At the time of granting any Option or other right to acquire Stock under the terms of this Plan, there will be reserved for issuance on the exercise of the Option or right the number of shares of Stock of the Company subject to such Option or right. The Company may reserve either authorized but unissued shares or issued shares that have been reacquired by the Company.


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     5.  Eligibility.
         -----------
     Awards under the Plan may be granted to directors, officers, and other employees of the Company or its subsidiaries, as may be existing from time to time, and to other individuals as may be deemed in the best interest of the Company by the Board or Committee. Such awards shall be in the amounts, and shall have the rights and be subject to the restrictions, which are determined by the Board or the Committee in accordance with the provisions of this Plan.

     6.  Term of Award and Certain limitations on Right to Exercise Award.
         ----------------------------------------------------------------

          (a) Each award shall have the term established by the Board or Committee at the time the award is granted.

          (b) The term of the award, once it is granted, may be reduced only as provided for in this Plan or in the terms of the award.

          (c) Unless otherwise specifically provided by the written terms of the award, no holder or his legal representatives, legatees, or distributees, will be, or shall be deemed to be, a holder of any shares subject to an award unless and until the holder exercises his right to acquire Stock and delivers the required consideration to the Company in accordance with the terms of this Plan and the provisions of the award. Unless otherwise specifically provided by the written terms of the award, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such Stock is acquired by the holder.

          (d) Awards under the Plan shall vest at such time or times and on such terms as the Board or Committee may determine at the time of the grant of the award.

          (e) If any award is granted to a directors, officer or employee of the Company and such individual is terminated or resigns from the Company within six (6) months of such award, the unexercised portion of the award shall be null and void, and such individual shall have no further rights thereunder as of the date of such termination or resignation.

          (f) Awards granted under the Plan shall contain such other provisions as the Board or Committee shall deem advisable, including without limitation (i) further restrictions on the exercise of the award, (ii) provisions regarding exercise of awards following termination or death different than provided in Sections 15 and 16, and
      (iii) provisions regarding the acceleration of vesting of awards upon the occurrence of certain events.

          (g) In no event may an award be exercised after the expiration of its term.


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     7.  Payment of Exercise Price.
         -------------------------
     The exercise of any award shall be contingent on receipt by the Company of cash, certified bank check to its order, or other consideration acceptable to the Company; provided that at the discretion of the Board or the Committee, payment may be made in whole or in part in shares of Stock of the Company, which Stock shall be valued at its then fair market value as determined by the Board or Committee, the surrender or cancellation of other rights to Stock of the Company, or the surrender or cancellation of tandem rights granted with the award. Any consideration approved by the Company that calls for the payment of the exercise price over a period of more than one (1) year shall provide for interest, which shall be included as part of the exercise price, that is equal to or exceeds the imputed interest provided for in Internal Revenue Code Section 483 or any amendment or successor section of like tenor.

     8.  Withholding.
         -----------
     If the grant or exercise of an award pursuant to this Plan is subject to withholding or other trust fund payment requirements of the Internal Revenue Code or applicable state or local laws, such requirements may, to the extent permitted by the terms of the award and the then governing provisions of the Internal Revenue Code, be met by the holder of the award delivering shares of Stock or canceling options or other rights to acquire Stock or by the Company withholding shares of Stock subject to the option, all with a fair market value equal to such requirements.

     9.  Incentive Options.
         -----------------
     In addition to the other restrictions and provisions of this Plan and any award under this Plan, any option granted that is intended to be an Incentive Option shall meet the following further requirements:

          (a) The exercise price of an Incentive Option shall not be less than the fair market value of the Stock on the date the Incentive Option is granted as determined by the Board or Committee and permitted by the applicable provisions of the Internal Revenue Code.

          (b) No Incentive Option may be granted under the Plan to any employee that owns (either of record or beneficially) Stock possessing more than ten percent (10%) of the combined voting power of the Company or any parent or subsidiary corporation unless both the exercise price is at least one hundred and ten percent (110%) of the fair market value of the Stock on the date the Option is granted and the Incentive Option by its terms is not exercisable more than five (5) years after the date it is granted.

          (c) Incentive Options may be granted only to employees of the Company or its subsidiaries, and only in connection with the employee's


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     employment by the Company or the subsidiary.  Notwithstanding the above, directors may be granted Incentive Options under the Plan, subject to, and to the extent permitted by, applicable tax statutes and regulations.

          (d) The aggregate fair market value (determined as of the date the Incentive Option is granted) of the shares of Stock with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year under the Plan (and all other Plans of the Company and its subsidiaries) may not exceed $100,000.00.

          (e) No Incentive Option shall be transferable other than by will or the laws of descent distribution, and shall be exercisable during the lifetime of the optionee, only by the optionee to whom the Incentive Option is granted.

          (f) No stock appreciation rights or other rights can be granted in tandem with an Incentive Option.

          (g) Any employee acquiring shares of Stock pursuant to any Incentive Option granted under this Plan shall not sell, transfer or otherwise convey the Stock until after the date that is both two (2) years from the date the Incentive Option was granted and one (1) year from the date the Stock was acquired by the Employee pursuant to the exercise of the Incentive Option. If any employee makes a disqualifying disposition, he shall notify the Company within thirty (30) days of such transaction.

          (h) No Incentive Option may be exercised unless the optionee was, within three (3) months of such exercise, and had been since the date the Incentive Option was granted, an eligible employee of the Company as specified in the applicable provisions of the Internal Revenue Code, unless the optionee dies during such three (3) month period; provided an Incentive Option may be exercised by any optionee who ceases employment due to a disability as defined in Internal Revenue Code 22(e)(3), or any amendment to that section or any successor section of like tenor, within twelve (12) months of such termination. An authorized absence or leave approved by the Board or Committee shall not be considered an interruption of employment for any purpose under the Plan.

          (i) All Incentive Options shall be deemed to contain such other limitations and restrictions as are necessary to conform the Incentive Option to the requirements for "incentive stock options" as defined in
     Section 422 of the Internal Revenue Code, or any amendment or successor statute of like tenor.

          (j) All of the foregoing restrictions and limitations are based on the governing provisions of the Internal Revenue Code as of the date of adoption of this Plan. If at any time the Internal Revenue Code is


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     amended to permit the qualification of an Option as an incentive stock option without one or more of the foregoing restrictions or limitations or the terms of such restriction or limitation are modified, the Board or Committee may issue Incentive Options, and may modify existing Incentive Options in accordance with the amendments to the Internal Revenue Code, all to the extent that such action by the Board or Committee does not disqualify the Incentive Options from treatment as incentive stock options under the provisions of the Internal Revenue Code.

     10.  Stock Appreciation Rights and Other Tandem Rights.
          -------------------------------------------------
     The Board or Committee, at the time of granting any award under the terms of this Plan, shall have the authority to grant stock appreciation rights or other tandem rights with respect to all or some of the shares of Stock covered by such award pursuant to which the holder shall have the right to surrender all or part of such award and thereby exercise the tandem rights; provided, however, that the holder shall not have such right to surrender and obtain payment during the first six (6) months of the term of the award, except in the event of death or disability of the holder during such six (6) month period. Any payment under the terms of the tandem rights may be made by the Company, at the discretion of the Board or Committee as set forth in the written award, in Stock (at its fair market value on the date of the notice of exercise, as determined by the Board or Committee) or in cash, or partly in such Stock and partly in cash, as the Board or Committee may determine. Any stock appreciation rights or other tandem rights granted under the terms of this section may be exercised only when, and only to the extent that, the holder is entitled to exercise all or a portion of the underlying award. The terms of any Stock appreciation or other rights granted shall, within the provisions of this Plan, be established by the Board or Committee at the time of the grant, and any rights created thereby can only be transferred in connection with the transfer of the underlying award. Stock appreciation rights may only be exercised at a time when the fair market value of the Stock subject to the award exceeds the exercise price of the award.

     11.  Dilution or Other Adjustment.
          ----------------------------
     In the event that shares of Stock of the Company from time to time issued and outstanding are increased pursuant to a stock split or a stock dividend, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be increased proportionately with no increase in the total purchase price of the shares then so covered and the number of shares of stock reserved for the purposes of the Plan shall be increased by the same proportion. In the event that the shares of Stock of the Company from time to time issued and outstanding are reduced by a combination or consolidation of shares, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be reduced proportionately, with no reduction in the total purchase price of the shares then so covered and the number of shares of Stock reserved for the purposes of the Plan shall be reduced by the same


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
proportion. In the event that the Company should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of Stock of the Company, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of Section 355 of the Internal Revenue Code or a similar section, then the total purchase price of the Stock then covered by each outstanding Option shall be reduced by an amount that bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of the Stock of the Company, immediately following the distribution, bears to the aggregate of the market value at such time of a share of the Stock of the Company and the stock distributed in respect thereof. In the event that the Company distributes the stock of a subsidiary to its shareholders, makes a distribution of a major portion of its assets, or otherwise distributes a significant portion of the value of its issued and outstanding Stock to its shareholders, the number of shares then subject to each outstanding award and the Plan may be adjusted, in the discretion of the Board. All such adjustments shall be made by the Board, whose determination upon the same shall be final and binding on all participants under the Plan. No fractional share shall be issued, and any fractional shares resulting from the computations pursuant to this section shall be eliminated from the respective award. No adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Stock or other securities.

     12.  Awards to Foreign Nationals.
          ---------------------------
     The Board or Committee may, in order to fulfill the purposes of this Plan and without amending the Plan, grant awards to foreign nationals or individuals residing in foreign countries that contain provisions, restrictions, and limitations different from those set forth in this Plan and the awards made to United States residents, in order to recognize differences amongst the countries in law, tax policy, and custom. Such awards shall be made in an attempt to provide such individuals with essentially the same benefits as contemplated by an award to United States residents under the terms of this Plan.

     13.  Assignment.
          ----------
     No award granted under this Plan shall be transferable other than to a family member, a trust for the benefit of the holder or a family member, a charity, or by will or the laws of descent and distribution. If any award is transferred in accordance with the provisions of this section, it cannot thereafter be transferred by the new holder, except to reconvey it to the original holder. Except as permitted by the foregoing, each award granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise, and shall not be subject to execution, attachment, or similar process. On any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the award, or of any right or privilege


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
conferred thereby, contrary to the provisions hereof, or on the levy of any attachment or similar process on such rights and privileges, the award and such rights and privileges shall immediately become null and void.

     14.  Stock Transfer Restrictions.
          ---------------------------
     All stock issued pursuant to the Plan will be "restricted" securities as defined in Rule 144 of the Securities Act of 1933, as amended, registration statements under said Act or pursuant to an exemption therefrom. All certificates evidencing shares covered by an Option and any securities issued or placed or exchanged therefor, shall bear a restrictive legend to such effect. The Company shall be under no obligation to register or assist any Optionee in registering either the Options or the Stock issuable upon exercise of the Option under the Federal Securities laws or any state securities laws.

     15.  Effect of Termination of Employment.
          -----------------------------------
     In the event that any holder is terminated or resigns from his position with the Company or a subsidiary within six (6) months of the grant of an award, any unexercised portion of such award shall immediately become null and void, and such holder shall have no further rights thereunder. In the event that any officer, director, or employee of the Company or a subsidiary is terminated at any time for, in the determination of the Board, materially breaching the terms of his employment, gross negligence in the performance of his duties, substantial failure to meet written standards established by the Company for the performance of his duties, criminal misconduct, or willful or gross misconduct in the performance of his duties, the Board may cancel any and all rights such individual may have in the unexercised portion of any award held at the time of termination. Except as provided above, the Stock Option may be exercised within three (3) months of termination; provided, however, that the Stock Option may be exercised by the Optionee for twelve
(12) months following termination or cessation of employment if termination is due to a disability as defined in Internal Revenue Code 22(e)(3) or any amendment to that section or any successor section of like tenor. The Board or Committee may establish any other restriction on the exercise of award subsequent to the termination or resignation of any individual that it deems appropriate at the time of the grant of the award.

     16.  Death of Optionee.
          -----------------
     The Stock Options granted under the Plan shall be exercisable during the Employee's lifetime and until the expiration of twelve (12) months after the Employee's death, subject to the ten-year limitation described herein.

     17.  Listing and Registration of Shares.
          ----------------------------------
     Each award shall be subject to the requirement that if at any time the Board shall determine, in its sole discretion, that it is necessary or


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
desirable to list, register, or qualify the shares covered thereby on any securities exchange or under any state or federal law or obtain the consent or approval of any governmental agency or regulatory body as a condition of, or in connection with, the granting of such award or the issuance or purchase of shares thereunder, such award may not be exercised in whole or in part unless and until such listing, registration, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

      18.  Expiration and Termination of the Plan.
           --------------------------------------
     The Plan may be abandoned or terminated at any time by the Board except with respect to any awards then outstanding under the Plan. No Incentive Option shall be granted pursuant to the Plan after the earlier of (i) ten
(10) years after the date the Plan is adopted by the Board; or (ii) ten (10) years after the date the Plan is approved by the shareholders of the Company.

     19.  Form of Awards.
          --------------
     Awards granted under the Plan shall be represented by a written agreement which shall be executed by the Company and the holder, and which shall contain such terms and conditions as may be determined by the Board or Committee and permitted under the terms of this Plan. Option agreements evidencing Incentive Options shall contain such terms and conditions, among others, as may be necessary, in the opinion of the Board or Committee, to qualify them as Incentive Stock Options under Internal Revenue Code 422 or any amendment or successor statute of like tenor.

     20.  Amendment of the Plan.
          ---------------------
     The Board may at any time, and from time to time, modify and amend the Plan in any respect; provided, however, that no such amendment shall, without the approval of the shareholders, cause the Plan to no longer comply with the applicable provisions of the Internal Revenue Code with respect to Incentive Options.

     21.  Continuing Compliance with Applicable Law.
          -----------------------------------------
     Notwithstanding any provision to the contrary contained herein, the Plan shall be deemed to be automatically amended as is necessary with respect to the issuance of Incentive Options to maintain the Plan in










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
compliance with the provisions of Section 422 of the Internal Revenue Code, and regulations promulgated hereunder from time to time, or any amendment or successor statute thereto.

                                        DATED this 1st day of October, 1997.


                                        ZEVEX INTERNATIONAL, INC.,
                                        a Nevada corporation

                                        By ----------------------------------
                                           Phillip McStotts, Secretary


                  CERTIFICATE OF ADOPTION BY SHAREHOLDERS


     THE UNDERSIGNED, Phillip McStotts, Secretary of the Corporation, hereby certifies that the foregoing Amended 1993 Stock Option Plan was approved by the Corporation's shareholders by written consent effective as of ------------------------------, 1997.


                                              -------------------------------
                                              Phillip McStotts, Secretary






















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Appendix 2
                          AGREEMENT AND PLAN OF MERGER
              OF ZEVEX INTERNATIONAL, INC., A NEVADA CORPORATION,
             AND ZEVEX INTERNATIONAL, INC., A DELAWARE CORPORATION


     THIS AGREEMENT AND PLAN OF MERGER, dated as of October -----, 1997 (the "Agreement") is between ZEVEX International, Inc., a Nevada corporation ("ZEVEX Nevada") and ZEVEX International, Inc., a Delaware corporation ("ZEVEX Delaware"). ZEVEX Nevada and ZEVEX Delaware are sometimes referred to herein as the "Constituent Corporations."

                               R E C I T A L S:

     A. ZEVEX Nevada is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital of 5,000,000 shares, having a par value of $0.04 per share.

     B. ZEVEX Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 10,000,000 shares of Common Stock, $0.0001 par value, of which 100 shares are issued and outstanding and are held by ZEVEX Nevada, and 2,000,000 shares of Preferred Stock, par value $0.0001, no shares of which are issued and outstanding.

     C. The Board of Directors of ZEVEX Nevada has determined that, for the purpose of effecting the reincorporation and change of domicile of ZEVEX Nevada to the State of Delaware, it is advisable that ZEVEX Nevada merge with and into ZEVEX Delaware upon the terms and conditions herein provided.

     D. The respective Boards of Directors of ZEVEX Nevada and ZEVEX Delaware have approved this Agreement, and the Boards of Directors of ZEVEX Nevada and ZEVEX Delaware have directed that this Agreement be submitted to a vote of their shareholders for their approval.

     NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the Constituent Corporations hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                 I. MERGER
                                 ---------

     1.1  Merger.
          ------

     In accordance with the provisions of this Agreement, the Delaware General Corporation Law ("Delaware Law") and the corporate law of the State of Nevada ("Nevada Law"), ZEVEX Nevada shall be merged with and into ZEVEX Delaware (the "Merger") and ZEVEX Delaware shall be, and is herein some-


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
times referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be ZEVEX International, Inc."

     1.2  Filing and Effectiveness
          ------------------------
     The Merger shall become effective when the following actions shall have been completed:

          (a) This Agreement and the Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of Delaware Law and Nevada Law;

          (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

          (c) An executed Certificate of Merger or an executed counterpart of this Agreement shall have been filed with the Secretary of State of the State of Delaware; and

          (d) An executed Articles of Merger meeting the requirements of Nevada Law or a counterpart of this Agreement shall have been filed with the State of Nevada.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of Merger."

     1.3  Certificate of Incorporation
          ----------------------------
     The Certificate of Incorporation of ZEVEX Delaware as in effect immediately prior to the Effective Date of Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     1.4  By-Laws
          -------
     The By-Laws of ZEVEX Delaware as in effect immediately prior to the Effective Date of Merger shall continue in full force and effect as by the By Laws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     1.5  Directors and Officers
          ----------------------
     The directors and officers of ZEVEX Delaware immediately prior to the Effective Date of Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been elected and qualified or until otherwise provided by law, the Certificate of Incorporation of the


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Surviving Corporation, or the By-Laws of the Surviving Corporation.

     1.6  Effect of Merger
          ----------------
     Upon the Effective Date of Merger, the separate existence of ZEVEX Nevada shall cease and ZEVEX Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of Merger, shall be subject to all actions previously taken by the ZEVEX Nevada Board of Directors and shall succeed, without other transfer, to all of the assets, rights, powers and property of ZEVEX Utah in the manner of and as more fully set forth in Section 259 of Delaware Law, and (ii) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of Merger and shall succeed, without other transfer, to all of the debts, liabilities and obligations of ZEVEX Nevada in the same manner as if ZEVEX Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware Law and Nevada Law.

                      II. MANNER OF CONVERSION OF STOCK
                      ---------------------------------

     2.1  ZEVEX Nevada Common Stock
          -------------------------
     Upon the Effective Date of Merger, each share of common stock, $0.04 par value, of ZEVEX Nevada issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, $0.0001 par value, of ZEVEX Delaware, the Surviving Corporation.

     2.2   Options, Warrants, Stock Purchase Rights,
           and Other Convertible Securities
           -----------------------------------------
     Upon the Effective Date of Merger, each outstanding and unexercised option, warrant and right to purchase ZEVEX Nevada's Stock shall become an option, warrant, and right to purchase the Surviving Corporation's Common Stock for each share of ZEVEX Nevada's Stock issuable pursuant to any such option, warrant, or stock purchase right, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such ZEVEX Nevada option, warrant, or right at the Effective Date of Merger. A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, warrants, and stock purchase rights equal to the adjusted number of shares obtainable upon the exercise of such options, warrants, and stock purchase rights.

     2.3   ZEVEX Delaware Common Stock
           ---------------------------
     Upon the Effective Date of Merger, each share of Common Stock, $0.0001


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
value, of ZEVEX Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the holer of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.

     2.4   Exchange of Certificates
           ------------------------
     After the Effective Date of Merger, each holder of an outstanding certificate representing shares of ZEVEX Nevada Stock may at such shareholder's option surrender the same for cancellation to the principal offices of ZEVEX Delaware (or its transfer agent), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of ZEVEX Nevada Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of ZEVEX Nevada Common Stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion of otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of the Surviving Corporation represented by such outstanding certificate as provided above.

     Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of ZEVEX Nevada so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

     If any certificate for shares of ZEVEX Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer.

     2.5   Stock Option Agreements and Warrants
           ------------------------------------
     After the Effective Date of Merger, each holder of an option for ZEVEX Nevada shares, or a warrant for ZEVEX Nevada shares, may at such option holder or warrant holder's option surrender the same for cancellation to the principal offices of ZEVEX Delaware (or its transfer agent), and each such holder shall be entitled to receive in exchange therefor an option or warrant,


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
as applicable, representing the number of shares of the Surviving
Corporation's Common Stock to which such option holder or warrant holder is entitled.

                                 III. GENERAL
                                 ------------

     3.1   Covenants of ZEVEX Delaware
           ---------------------------
     ZEVEX Delaware covenants and agrees that it will, on, before or as soon as practicable after, the Effective Date of Merger:

          (a) Qualify to do business as a foreign corporation in the State of Utah and in connection therewith establish a registered office and a registered agent as required by the laws of the State of Utah.

          (b) File any and all documents with the tax authority of the State of Nevada necessary for the assumption by ZEVEX Delaware of all the Nevada state tax liabilities of ZEVEX Nevada.

     3.2   Abandonment
           -----------
     At any time before the Effective Date of Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either ZEVEX Nevada or ZEVEX Delaware or both, notwithstanding the approval of this Agreement by the Shareholders of ZEVEX Nevada or the shareholders of ZEVEX Delaware.

     3.3   Amendment
           ---------
     The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or a certifi-cate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of the Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation,
(2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the merger or consolidation, or
(3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

     3.4   Registered Office
           -----------------
     The registered office of the Surviving Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, and the Corporation Trust Company is the


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registered agent of the Surviving Corporation at such address.

     3.5   Agreement
           ---------
     Executed copies of this Agreement shall be on file at the principal place of business of the Surviving Corporation at 4314 ZEVEX Park Lane, Murray, Utah 84123, and copies thereof will be furnished to any shareholder of each Constituent Corporation upon request and without cost.

     3.6     Governing Law
             -------------
     This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware, and, so far as applicable, the merger provisions of the corporate laws of the State of Nevada.

     3.7     Counterparts
             ------------
     In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement, having first been approved by resolution of the Boards of Directors of ZEVEX Nevada and ZEVEX Delaware, is hereby executed on behalf of each such two corporations, on the date first set forth above.



ZEVEX INTERNATIONAL, INC.                 ZEVEX INTERNATIONAL, INC.
a Delaware corporation                    a Nevada corporation


By:-------------------------------------  By:---------------------------------
   Dean G. Constantine, President            Dean G. Constantine, President
   and Chief Executive Officer               and Chief Executive Officer













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                  October 17, 1997




U.S. Securities and
Exchange Commission
Washington, DC  20546

Re:     ZEVEX International, Inc., a Nevada corporation
        (the "Company") 1997 Form 14C

To Whom It May Concern:

     Attached please find a Preliminary Information Statement (Form 14C) for the Company in connection with the contemplated reincorporation of the Company in Delaware, through a merger into a wholly-owned Delaware subsidiary (to be formed), and the amendment of the 1993 Stock Option Plan of the Company. The following exhibits are attached:

     (1) Exhibit A: Certificate of Incorporation for ZEVEX International, Inc., a Delaware corporation ("ZEVEX Delaware");

     (2)   Exhibit B:  Bylaws for ZEVEX Delaware.

     In addition, pursuant to Instruction 3 of Rule 14a-101 (Item 10)(b)(G), attached as Appendix 1 is a copy of the 1993 Stock Option Plan of the Company. This is not a part of the Information Statement and will not be provided to security holders.

     Also attached as Appendix 2, pursuant to Rule 14a-101 (Item 14)(a)(3) is an Agreement and Plan of Merger between ZEVEX Delaware and ZEVEX Nevada.
This Agreement and Plan of Merger is not a part of the Information Statement and will not be delivered to security holders.

     If you have any questions in connection with the foregoing, please contact Ronald S. Poelman at 801-521-3200.

                                     Sincerely,

                         JONES, WALDO, HOLBROOK & McDONOUGH



                                 Ronald S. Poelman